UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Membership Interest Purchase Agreement

Effective January 17, 2018, (the “Effective Date”), Mobile Science Technologies, Inc., a wholly owned subsidiary of Meridian Waste Solutions, Inc. (the “Company”) entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among two individuals, as sellers (together, the “Sellers”), the Company and Mobile Science Technologies, Inc., as buyer (“Buyer”), pursuant to which Buyer acquired from Sellers all of Sellers’ right, title and interest in and to 100% of the membership interests (the “Membership Interests”) of Red X Medical LLC (“RedX”), a Georgia limited liability company that owns and operates a medical waste disposal business. All terms not defined herein shall have the meaning set forth in the Purchase Agreement.

As consideration for the Membership Interests, on the sixtieth (60th) day following the Effective Date, the Buyer will reimburse Mr. Richie Stephens, who advanced certain funds to RedX, for all documented direct operating costs of the Company as well as all costs incurred by RedX in obtaining any permit to allow RedX to operate a medical waste disposal facility on the Real Property, in an amount of up to $75,000.

As additional consideration for the Membership Interests, so as long as the Post Closing Contingencies set forth in the Purchase Agreement have been satisfied, the Company will issue to the Sellers 100,000 shares of the Company’s restricted common stock, par value $0.025 per share (“Common Stock”) and Buyer will pay to the Sellers in cash the sum of $200,000.

For so as long as the Post Closing Contingencies have been satisfied by the Contingency Deadline, then on March 1st of 2020, 2021 and 2022, the Buyer shall pay a cash bonus (the “Cash Bonus”) to Sellers equal to twenty five percent (25%) of the positive combined earnings before interest, taxes and depreciation, excluding accounts receivables and capital expenditures as determined by RedX’s accountants (the “Positive CA EBITDA”) for the immediately preceding calendar year (“Tranche III”).

The Purchase Agreement also provides for an earn-out opportunity, payable in the Company’s restricted Common Stock to the Sellers on or before April 1, 2020 equal to the product of five (5) multiplied by the result of the following computation: the Combined Entities Positive CA EBITDA for calendar year 2019, if any, (x) plus the amount by which Positive CA EBITDA of the Combined Entities for calendar year 2018 exceeds $454,000 OR (y) less the amount by which the Combined Entities’ CA EBITDA for calendar year 2018 is less than $454,000, whichever is applicable, AND, (z) less the Cash Bonus, if any, to be paid on March 1, 2020 (“Tranche IV”). No tranche IV shares of restricted Common Stock will be issued unless RedX has a Positive CA EBITDA for the 2019 calendar year. The number of Tranche IV Shares to be issued as set forth herein shall be calculated by dividing the Tranche IV Share Value by the VWAP of the Company’s restricted common stock as of the last Trading Day prior April 1, 2020.

The Purchase Agreement provides for additional earn-out opportunities on April 1st of 2021, 2022, 2023 and 2024 (each an “Anniversary Earnout Payment Date”). The Company shall issue to Sellers shares of the Company’s restricted Common Stock (the “Tranche V Shares”) based upon a value (the “Tranche V Share Value(s)”) equal to product of the Applicable Year Multiplier (as defined in the Purchase Agreement) multiplied by the positive difference between the Positive CA EBITDA of the Combined Entities for the immediately preceding calendar year, if any, less (y) the applicable Cash Bonus, if any, paid on the immediately preceding Cash Bonus Payment Date and (z) less the CA EBITDA of the Combined Entities for the calendar year immediately preceding such immediately preceding calendar year. The “Applicable Year Multiplier” to be used in calculating the Tranche V Share Values shall be 4 for the1st Anniversary Earnout Payment Date (April 1, 2021), 3 for the 2nd Anniversary Earnout Payment Date (April 1, 2022), 2 for the 3rd Anniversary Earnout Payment Date (April 1, 2023), and 1 for the fourth Anniversary Earnout Payment Date (April 1, 2024). No Tranche V Shares shall be issued on any Anniversary Earnout Payment Date unless the Combined Entities shall have had a Positive CA EBITDA for the calendar year immediately preceding such Anniversary Earnout Payment Date. The number of Tranche V Shares to be issued as set forth herein shall be calculated by dividing the Tranche V Share Value for the applicable Anniversary Earnout Payment Date by the VWAP of the Company’s restricted Common Stock as of the last Trading Day prior to the applicable Anniversary Earnout Payment Date.

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So long as the Remaining Post Closing Contingencies set forth in the Purchase Agreement have been satisfied by the Contingency Deadline, then, upon the Company’s closing (each such closing to be referred to as a (“Large Entity Closing”) of any acquisition on or before December 31, 2022 of any third party entity (“Large Acquired Entity”) which is then engaged primarily in a business directly competitive with the Business for a purchase price which includes the Company’s issuance of more than 25,000 shares of the Company’s restricted common stock, then: (i) on the sixtieth day after any such Large Entity Closing, (a) Buyer shall pay to Sellers, in cash, an amount equal to two percent (2.0%) of the portion of the Net Large Entity Purchase Price paid in cash at the Large Entity Closing by Buyer; and, (b) the Company shall issue to Sellers an amount of shares of the Company’s restricted Common Stock equal to two percent (2.0%) of the shares of the Company’s restricted Common Stock issued to the sellers of such Large Acquired Entity at the Large Entity Closing; and (ii) commencing April 1, 2019, and continuing on the 1st day of April for each consecutive year, through and including April 1, 2023 (each such date to be referred to as a Tranche VI Payment Date, the Company shall issue to Sellers shares of the Company’s restricted Common Stock (the “Tranche VI” Shares”) based upon a value (the “Tranche VI Share Value(s)”) equal to two percent (2.0%) of such Large Acquired Entity’s Positive CA EBITDA for any immediately preceding calendar year, or portion of such immediately preceding calendar, year during which such Large Acquired Entity was owned by Buyer. The number of Tranche VI Shares to be issued as set forth herein shall be calculated by dividing the Tranche VI Share Value for the applicable Tranche VI Payment Date by the VWAP of the Company’s restricted common stock as of the last Trading Day prior to the applicable Tranche VI Payment Date.

The Purchase Agreement contains customary representations, warranties and covenants and closed upon the satisfaction of customary closing conditions.

The above descriptions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of such document, which is provided as exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities to be issued pursuant to the Purchase Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), but will qualify for exemption under Section 4(a)(2) of the Securities Act. The securities will be exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company will not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.4	Purchase Agreement by and between Mobile Science Technologies, Inc., Meridian Waste Solutions, Inc. and Jefferson Patrick Locke and Jonathan Moore Lewis effective January 17, 2018*

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: January 23, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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